UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	January 31, 2006

Titanium Metals Corporation
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	0-28538	13-5630895
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1999 Broadway, Ste 4300, Denver, Colorado		80202
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	303-296-5600

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Top of the Form

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

Section 5 – Corporate Governance and Management

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

(b) On January 30, 2006, Mr. Robert E. Musgraves ceased to hold the positions of President and Chief Operating Officer – North America of Titanium Metals Corporation ("TIMET").

Also on January 30, 2006, Mr. Harold C. Simmons, Chairman of the Board of Directors and Chief Executive Officer of TIMET, ceased to hold the position of Chief Executive Officer.

(c) On January 30, 2005, Mr. Steven L. Watson, Vice Chairman of the Board of Directors of TIMET, was appointed to the additional position of Chief Executive Officer of TIMET, and Mr. Christian Léonhard was named President and Chief Operating Officer of TIMET.

Identification of Executive Officers; Family Relationships; Business Experience
Christian Léonhard, age 59, has served as President and Chief Operating Officer - Europe since November 2005 and Chief Operating Officer – Europe since 2002. Mr. Léonhard served as Executive Vice President - Operations of TIMET from 2000 to 2002. Mr. Léonhard joined TIMET in 1988 as General Manager of TIMET France. He was promoted to President of TIMET Savoie S.A. in 1996 and President of European Operations in 1997.

Steven L. Watson, age 55, has been a director of TIMET since 2000 and Vice Chairman of the Board of Directors since November 2005. Mr. Watson has served as Vice Chairman of the Board of Kronos Worldwide, Inc. ("Kronos") since 2004, Chief Executive Officer of Valhi, Inc. ("Valhi") since 2002, President and a director of Valhi and Contran Corporation ("Contran") since 1998 and as an executive officer and/or director of Valhi, Contran and various companies related to Valhi and Contran since 1980. Mr. Watson also serves on the board of directors of NL Industries, Inc. ("NL"), CompX International, Inc. ("CompX") and Keystone Consolidated Industries, Inc. ("Keystone") and served as a director of Tremont Corporation until it merged with Tremont LLC in 2003. Valhi, a diversified holding company, is engaged in the manufacture of titanium dioxide pigments (through its majority interest in Kronos), component products (through its interests in NL and CompX)), and titanium metals products (through its interest in TIMET) and is also engaged in waste management. Contran is also a diversified holding company and parent company of Valhi. CompX, Contran, Keystone, Kronos, NL, Tremont LLC and Valhi may be deemed to be affiliates of TIMET.

Certain Relationships and Related Transactions
Information about "Transactions With Management and Others" pertaining to Messrs. Léonhard and Watson is contained in TIMET’s Proxy Statement dated April 8, 2005, filed with the Securities Exchange Commission on April 7, 2005 as SEC Accession Number 0001011657-04-000053 and incorporated herein by this reference.

Employment Agreements
Mr. Léonhard is party to an Amendment to Employment Contract between TIMET and TIMET’s affiliate TIMET Savoie, S.A. executed as of November 25, 2003, incorporated by reference to Exhibit 10.12 to TIMET’s Annual Report on Form 10-K for the year ended December 31, 2003 and amended by that 2005 Amendment To Employment Contract effective January 1, 2005, incorporated by reference to Exhibit 10.19 to TIMET’s Annual Report on Form 10-K for the year ended December 31, 2004. Under this agreement Mr. Léonhard is seconded or assigned by TIMET Savoie to TIMET in the capacity of Director of European Operations and performs duties commensurate with that position. This agreement provides that Mr. Léonhard’s annual gross salary is €315,000 and provides for certain other benefits customary for executives of his position.

Item 7.01 Regulation FD Disclosure.

The Registrant hereby furnishes the information set forth in the press release issued on January 31, 2006, a copy of which is attached hereto as Exhibit 99.1 and incorporated herein by reference.

The information, including the exhibit, the registant furnishes in Item 7.01 in this report is not deemed "filed" for purposes of seciton 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. Registration statements or other documents filed with the Securities and Exchange Commission shall not incorporate this information by reference, except as otherwise expressly stated in such filing.

Item 9.01 Financial Statements and Exhibits.

The registrant hereby furnishes the information set forth in its press release issued on January 31, 2006, a copy of which is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Top of the Form

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Titanium Metals Corporation

February 2, 2006	By:	Matthew O'Leary

Name: Matthew O'Leary
Title: Corporate Attorney & Assistant Secretary

Top of the Form

Exhibit Index

Exhibit No.	Description

99.1 (c)	Press Release dated January 31, 2006 issued by the Registrant